SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 25, 2007

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                                AARON RENTS, INC.
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             (Exact name of Registrant as Specified in its Charter)


             Georgia                 1-13941            58-0687630
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(State or other Jurisdiction of  (Commission File      (IRS Employer
 Incorporation or Organization)       Number)       Identification No.)


             309 E. Paces Ferry Road, N.E.
                    Atlanta, Georgia                    30305-2377
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       (Address of principal executive offices)         (Zip code)


       Registrant's telephone number, including area code: (404) 231-0011

                                 Not Applicable
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          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On April 25, 2007, Aaron Rents, Inc. issued a press release to announce its financial results for the first quarter of 2007. A copy of the press release is attached as Exhibit 99.1.

      The press release presents the Company's net earnings and diluted earnings per share for the first quarter of 2007 excluding the gain from the sale of a parking deck at the Company's corporate headquarters. As material real estate sales are not part of the Company's usual businesses, management believes that presentation of this particular non-GAAP financial measure is useful because it allows investors to more easily evaluate and compare the performance of the Company's core sales and lease ownership and corporate furnishings businesses. Non-GAAP financial measures however should not be considered in isolation or as an alternative to financial measures calculated and presented in accordance with GAAP, such as the Company's GAAP basis net earnings and diluted earnings per share, which are also presented in the press release.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired:

      None.

(b)   Pro Forma Financial Information:

      None.

(d)   Exhibits:


Exhibit No.       Description
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99.1              Aaron Rents, Inc. press release dated April 25, 2007,
                  announcing the Company's financial results for the first quarter of 2007 (furnished pursuant to Item 2.02 of Form 8-K).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     AARON RENTS, INC.


                                               By:   /s/ Gilbert L. Danielson
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                                                     Gilbert L. Danielson
                                                     Executive Vice President,
Date:  April 25, 2007                                Chief Financial Officer